Nov 2025 / © 2025 Remitly Inc. Investor Presentation Third Quarter 2025 Earnings November 5, 2025

Nov 2025 / © 2025 Remitly Inc.2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding our future events or our future results of operations and financial position, including our fiscal year and fourth quarter 2025 financial outlook, including forecasted fiscal year and fourth quarter 2025 revenue, net income (loss), and Adjusted EBITDA, anticipated future expenses and investments, expectations relating to certain of our key financial and operating metrics, our business strategy and plans, our growth, our position and potential opportunities, and our objectives for future operations. The words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “likely,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including risks and uncertainties related to: our expectations regarding our revenue, expenses, and other operating results; our ability to acquire new customers and successfully retain existing customers; our ability to develop new products and services in a timely manner; our ability to achieve or sustain our profitability; our ability to maintain and expand our strategic relationships with third parties; our business plan and our ability to effectively manage our growth; anticipated trends, growth rates, and challenges in our business and in the market segments in which we operate; our ability to attract and retain qualified employees; uncertainties regarding the impact of geopolitical and macroeconomic conditions, including currency fluctuations, inflation, regulatory changes (including as may be related to immigration, fiscal and tax policy, foreign trade, or foreign investment), or regional and global conflicts or related government sanctions, or legislative or regulatory developments; our ability to maintain the security and availability of our solutions; our ability to maintain our money transmission licenses and other regulatory clearances or obtain new licenses and regulatory clearances; our ability to maintain and expand international operations; and our expectations regarding anticipated technology needs and developments and our ability to address those needs and developments with our solutions. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, our actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on risks that could cause actual results to differ materially from forecasted results is included in our quarterly report on Form 10-Q for the quarter ended September 30, 2025, to be filed with the SEC, and within our annual report on Form 10-K for the year ended December 31, 2024 filed with the SEC, which are or will be available on our website at https://ir.remitly.com and on the SEC’s website at www.sec.gov. The forward-looking statements in this presentation speak only as of the date of this presentation and except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward- looking statements. The guidance in this presentation is only effective as of the date given, November 5, 2025, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Distribution of or reference to this deck following November 5, 2025 does not constitute re-affirming guidance by Remitly. Non-GAAP Financial Measure A reconciliation of GAAP to non-GAAP financial measures has been provided in the Appendix included in this presentation. An explanation of these measures is also included in the Appendix within this presentation under the heading “Non-GAAP Financial Measures.” We have not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes within this presentation because we cannot, without unreasonable effort, calculate certain reconciling items with confidence due to the variability, complexity, and limited visibility of the adjusting items that would be excluded from forecasted Adjusted EBITDA. These items include but are not limited to income taxes, stock-based compensation expense, net, and payroll taxes related to stock-based compensation expense, net, which are directly impacted by unpredictable fluctuations in the market price of our common stock. The variability of these items could have a significant impact on our future GAAP financial results. Disclosures

3Q Strategic Overview Matt Oppenheimer Co-Founder & CEO 3 Nov 2025 / © 2025 Remitly Inc.

Nov 2025 / © 2025 Remitly Inc. 3Q25 Revenue Strong Financial Performance 3Q25 Profitability *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix. $419.5m up 25% Y/Y $8.8m GAAP Net Income $61.2m Adjusted EBITDA* 15% Adjusted EBITDA Margin*4

Nov 2025 / © 2025 Remitly Inc.5 Strategic Updates Product Innovation Remitly One Stablecoins Customer Categories Remitly Business High Amount Senders

Remitly **Business**

Market Expansion

- Expanding TAM from **2T to 22T**[1]
- Launched in the **UK & Canada**

Product Improvements

- Strengthened our KYB engine → **higher approval rates**
- Refined verification checks → **reduced onboarding friction**

Business Momentum

- **Nearly 10K** active businesses
- **~2x** average transaction size
- **~2x** higher send volume, sequentially


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1. FXC Intelligence Data: 2024 Market Size of non-wholesale cross-border payments: SMB Goods $10.6T, C2B $4.5T, SMB Services $3.3T, B2C $1.9T
**Based on early business customer cohorts*

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Nov 2025 / © 2025 Remitly Inc.

Nov 2025 / © 2025 Remitly Inc.7 High Amount Senders Raised send limits to $100k in the US +40% Y/Y growth in send volume for customers sending $1K+ +200bps Y/Y mix shift to customers sending $1K+

Nov 2025 / © 2025 Remitly Inc. Remitly One 8 Wallet Multi-currency wallet for secure storage of fiat and stablecoins Remitly One Move. Manage. Grow. Flex “Send now, pay later” liquidity for cross-border needs Benefits Earn boost rewards to grow funds & cashback on transactions Benefits Instant funding, flexible repayment terms, & multiple withdrawals Debit Card Spend directly from Remitly Wallet Benefits Spend globally with no foreign transaction fees Annual boost rate is variable and subject to change

Nov 2025 / © 2025 Remitly Inc. Stablecoins 9 Network Expansion ● Integrated blockchain payout rails via Bridge, a Stripe company ● Launched in Nigeria and Argentina Customer Rollout ● Limited rollout of USDC wallet in the US ● Foundation for global expansion Treasury Operations ● Operationalized tokenized USD for global liquidity ● Enabling 24/7 settlement & improved capital efficiency

Nov 2025 / © 2025 Remitly Inc. Our Vision Transform lives with trusted financial services that transcend borders 10

3Q Financial Results Vikas Mehta CFO 11 Nov 2025 / © 2025 Remitly Inc.

Revenue ProfitabilityScale 3Q — Strong execution *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix. 12 Nov 2025 / © 2025 Remitly Inc. 8.9m 21% growth in quarterly active customers over 3Q 2024 $19.5b 35% growth in send volume over 3Q 2024 $419.5m 25% growth in revenue over 3Q 2024 $61.2m Adjusted EBITDA* $8.8m GAAP Net Income 15% Adjusted EBITDA Margin*

Four key focus areas to drive sustainable, long-term returns Note: $ in millions. 1. Adjusted EBITDA and Adjusted EBITDA margin are non- GAAP measures. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix. 13 Nov 2025 / © 2025 Remitly Inc. Quarterly Active Customers (in thousands) Revenue Revenue less Transaction Expense Adjusted EBITDA1 YoY % Growth 35% 32% 29% 24% 21% YoY % Growth 42% 33% 34% 35% 23% YoY % Growth 39% 33% 34% 34% 25% Adj. EBITDA Margin 14% 13% 16% 16% 15% Net Income (Loss) $2 ($6) $11 $7 $9

Nov 2025 / © 2025 Remitly Inc.14 Delivering operating efficiencies 3Q 25 Year-over-Year Change Performance Drivers Non-GAAP Operating Expenses as a % of Revenue1 Marketing 2 bps ● Increased investment in high amount senders and Remitly Business ● Efficiencies in digital and brand marketing along with word of mouth CS 21 bps ● Product improvements driving lower contact rates ● Increasing automation including AI-driven virtual assistant T&D 53 bps ● Efficient spend while delivering innovation goals G&A 35 bps ● Rigorous discipline on hiring and non-headcount spend 1. Operating expenses are non-GAAP measures. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix.

Note: We expect GAAP net income to be positive for the fourth quarter of 2025. We also expect positive GAAP net income for the full year 2025. This guidance is only effective as of the date given, November 5, 2025, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Distribution or reference of this deck following November 5, 2025 does not constitute re- affirming guidance. We cannot, without unreasonable effort, provide a quantitative reconciliation of forecasted adjusted EBITDA to forecasted GAAP net income due to the variability, complexity, and limited visibility of the adjusting items that would be excluded from forecasted adjusted EBITDA. 15 Nov 2025 / © 2025 Remitly Inc. 2025 and 4Q 2025 Outlook 2025 $1.619b - $1.621b 2025 Revenue, 28% YoY growth $234m - $236m 2025 Adjusted EBITDA 4Q 2025 $426m - $428m 4Q 2025 Revenue, 21% to 22% YoY growth $50m - $52m 4Q 2025 Adjusted EBITDA

Q & A 16 Nov 2025 / © 2025 Remitly Inc.

17 Nov 2025 / © 2025 Remitly Inc. Remitly became my go-to app. It’s click, click, and the money is arriving. Derek, a Business customer Sends money from USA to NGA “

Appendix 18 Nov 2025 / © 2025 Remitly Inc.

Nov 2025 / © 2025 Remitly Inc.19 Some of the financial information and data contained in this presentation, such as Adjusted EBITDA and non-GAAP operating expenses, have not been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). We regularly review our key business metrics and non-GAAP financial measures to evaluate our performance, identify trends affecting our business, prepare financial projections, and make strategic decisions. We believe that these key business metrics and non-GAAP financial measures provide meaningful supplemental information for management and investors in assessing our historical and future operating performance. Adjusted EBITDA and non-GAAP operating expenses are key output measures used by our management to evaluate our operating performance, inform future operating plans, and make strategic long-term decisions, including those relating to operating expenses and the allocation of internal resources. Remitly believes that the use of Adjusted EBITDA and non-GAAP operating expenses provides additional tools to assess operational performance and trends in, and in comparing Remitly’s financial measures with, other similar companies, many of which present similar non-GAAP financial measures to investors. Remitly’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. Because of the limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures presented herein in conjunction with Remitly’s financial statements and the related notes thereto. Please refer to the non-GAAP reconciliations in this presentation for a reconciliation of these non-GAAP financial measures to the most comparable financial measure prepared in accordance with GAAP. We calculate Adjusted EBITDA as net income (loss) adjusted by (i) interest (income) expense, net, (ii) provision for income taxes, (iii) noncash charges of depreciation and amortization, (iv) other income (expense), net, (v) noncash charges associated with our donation of common stock in connection with our Pledge 1% commitment, (vi) noncash stock-based compensation expense, net, (vii) payroll taxes related to stock-based compensation expense, net, and (viii) certain integration, restructuring, and other costs. We calculate non-GAAP operating expenses as our GAAP operating expenses adjusted by (i) noncash stock-based compensation expense, net, (ii) payroll taxes related to stock-based compensation expense, net, (iii) noncash charges associated with our donation of common stock in connection with our Pledge 1% commitment, as well as (iv) certain integration, restructuring, and other costs. We calculate revenue growth on a constant currency basis by translating current period GAAP revenue from foreign currency denominated subsidiary revenue at an exchange rate consistent with the prior period's average monthly rates, and then comparing it to the prior period reported GAAP revenue. Fluctuations in the United States Dollar compared to foreign currency resulted in an increase to revenue of approximately $3.1 million for the three months ended September 30, 2025, when compared to foreign currency rates in the prior period. On a constant currency basis, revenue would have been up 24% as compared to the same quarter in the prior year. Non-GAAP Financial Measures

Non-GAAP Reconciliation

Reconciliation of operating expenses to non-GAAP operating expenses *(in thousands)*	3Q 2025	2Q 2025	1Q 2025	4Q 2024[1]	3Q 2024[1]
Customer support and operations	$26,386	$25,074	$22,573	$22,008	$21,792
Excluding: Stock-based compensation expense, net	455	453	256	268	278
Excluding: Payroll taxes related to stock-based compensation expense, net	5	8	8	3	5
Non-GAAP customer support and operations	$25,926	$24,613	$22,309	$21,737	$21,509
Marketing	$91,778	$84,976	$73,349	$83,937	$74,792
Excluding: Stock-based compensation expense, net	4,010	4,747	4,127	4,595	4,514
Excluding: Payroll taxes related to stock-based compensation expense, net	271	258	456	352	179
Excluding: Integration, restructuring, and other costs	35	175	490	-	-
Non-GAAP marketing	$87,462	$79,796	$68,276	$78,990	$70,099
Technology and development	$80,421	$77,496	$73,851	$70,611	$68,446
Excluding: Stock-based compensation expense, net	24,392	21,873	21,237	22,527	21,873
Excluding: Payroll taxes related to stock-based compensation expense, net	475	885	1,981	428	351
Excluding: Integration, restructuring, and other costs	171	1,382	-	-	-
Non-GAAP technology and development	$55,383	$53,356	$50,633	$47,656	$46,222
General and administrative	$55,973	$59,581	$52,829	$54,875	$50,920
Excluding: Stock-based compensation expense, net	11,117	10,993	10,172	14,224	12,613
Excluding: Payroll taxes related to stock-based compensation expense, net	891	368	695	264	198
Excluding: Donation of common stock	858	907	959	-	2,587
Excluding: Integration, restructuring, and other costs	290	979	418	-	-
Non-GAAP general and administrative	$42,817	$46,334	$40,585	$40,387	$35,522

20 Nov 2025 / © 2025 Remitly Inc.

1. As previously announced on February 19, 2025, the Company's presentation of non-GAAP operating expenses now excludes the impact of payroll taxes related to stock-based compensation expense, net. Prior period non-GAAP operating expenses have been recast to reflect this change.

Non-GAAP Reconciliation

Reconciliation of net income (loss) to Adjusted EBITDA and calculation of Adjusted EBITDA margin *(in thousands, except for percentages)*	3Q 2025	2Q 2025	1Q 2025	4Q 2024[1]	3Q 2024[1]
Net income (loss)	$8,829	$6,536	$11,352	($5,724)	$1,917
Add:					
Interest (income) expense, net	50	(411)	(488)	(877)	(1,305)
Provision for income taxes	3,594	1,578	3,590	589	1,850
Depreciation and amortization	6,434	6,326	5,396	5,814	4,655
Other (income) expense, net	(696)	6,940	(2,221)	2,273	(2,274)
Donation of common stock	858	907	959	-	2,587
Stock-based compensation expense, net	39,974	38,066	35,792	41,614	39,278
Payroll taxes related to stock-based compensation expense, net	1,642	1,519	3,140	1,047	733
Integration, restructuring, and other costs	496	2,536	908	-	-
Adjusted EBITDA	$61,181	$63,997	$58,428	$44,736	$47,441
Revenue	$419,494	$411,852	$361,624	$351,895	$336,527
Adjusted EBITDA margin	14.6%	15.5%	16.2%	12.7%	14.1%

Note: Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue.

1. As previously announced on February 19, 2025, the Company's presentation of Adjusted EBITDA now excludes the impact of payroll taxes related to stock-based compensation expense, net. Prior period Adjusted EBITDA has been recast to reflect this change.

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Nov 2025 / © 2025 Remitly Inc.

Thank you.